EXHIBIT 10.46

                                                                       TERM NOTE

                                   (Tranche C)

$704,484.41                                                   New York, New York
                                                                   June 25, 2002

         FOR VALUE RECEIVED, the undersigned, Kolar, Inc, a Delaware corporation and CPI Aerostructures, Inc. (collectively the "Borrowers"), jointly and severally hereby unconditionally promise to pay to the order of JPMorgan Chase Bank (the "Lender") at the office of JPMorgan Chase Bank, located at 395 North Service Road, Suite 302, Melville, New York 11747, in lawful money of the United States of America and in immediately available funds, the principal amount of SEVEN HUNDRED FOUR THOUSAND FOUR HUNDRED EIGHTY FOUR and Forty one cents ($704,484.41) or, if less, the unpaid principal amount of the Term Loan made by the Lender as a Tranche C Loan pursuant to subsection 2.1 of the Amended and Restated Credit Agreement, as hereinafter defined. The principal amount shall be paid in the amounts and on the dates specified in subsection 2.3. The Borrowers further agree to pay interest in like money at such office on the unpaid principal amount hereof from time to time outstanding at the rates and on the dates specified in subsection 2.7 of such Credit Agreement.

         The holder of this Note is authorized to endorse on the schedule annexed hereto and made a part hereof or on a continuation thereof, which shall be attached hereto and made a part hereof, the date and amount of the Term Loan and the date and amount of each payment or prepayment of principal with respect thereto. Each such endorsement shall constitute prima facie evidence of the accuracy of the information endorsed. The failure to make any such endorsement shall not affect the obligations of the Borrowers in respect of such Term Loan.

         This Note (a) is one of the Tranche C Term Notes referred to in the Amended and Restated Credit Agreement dated as of the date hereof (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among the Borrowers, the Lender, the other banks and financial institutions from time to time parties thereto and JPMorgan Chase Bank, as agent, (b) is subject to the provisions of the Credit Agreement and (c) is subject to optional and mandatory prepayment in whole or in part as provided in the Credit Agreement. This Note is secured and guaranteed as provided in the Loan Documents (as defined in the Credit Agreement). Reference is hereby made to the Loan Documents for a description of the properties and assets in which a security interest has been granted, the nature and extent of the security and the guarantees, the terms and conditions upon which the security interests and each guarantee were granted and the rights of the holder of this Note in respect thereof.

         Subordination All indebtedness evidenced hereby is subordinate and junior in right of payment to the Tranche A Loan, as defined in the Credit Agreement, pursuant to and to the extent provided in, and is otherwise subject to the terms of, an Intercreditor and Subordination Agreement, dated as of the date hereof (the "Subordination Agreement") between and among the Tranche C Lenders (as defined therein), CPI Aerostructures Inc., and Kolar, Inc., as Borrowers, and JPMorgan Chase Bank, as administrative agent (together with its successors and assigns in such capacity, the "Administrative Agent") for the Lenders under the Credit Agreement, as the same may be amended, supplemented or otherwise modified from time to time, and the holders from time to time of the obligations arising under the Subordinated Loan Documents referred to in the Subordination Agreement, including, without limitation, this Note.

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         Upon the occurrence of any one or more of the Events of Default, all amounts then remaining unpaid on this Note shall become, or may be declared to be, immediately due and payable, all as provided in the Credit Agreement.

         All parties now and hereafter liable with respect to this Note, whether maker, principal, surety, guarantor, endorser or otherwise, hereby waive presentment, demand, protest and all other notices of any kind.

         Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

         THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

----------------------------------------- --------------------------------------
CPI AEROSTRUCTURES, INC.                   KOLAR, INC.

By:  /s/ Edward J. Fred                   By:  /s/ Edward J. Fred
     ------------------                        ------------------

Name: Edward J. Fred, President           Name: Edward J. Fred,
                                          Executive Vice President
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                          LOANS AND REPAYMENT OF LOANS
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                                          Amount of                Unpaid Principal
    Date          Amount of Loan       Principal Repaid            Balance of Loans            Notation Made By
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

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